EXHIBIT 32.1

NODECHAIN, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nodechain, Inc. (the Company) on Form 10-Q for the quarter ended March 31st, 2018 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Andy Michael Ibrahim, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Andy Michael Ibrahim and will be retained by Nodechain, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: July 5th, 2018

By: /s/ Andy Michael Ibrahim

       Andy Michael Ibrahim,

       Chief Executive Officer

       (Principal Executive Officer)